UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No.     )

Filed by the Registrant ☑

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☑	Definitive Additional Materials
☐	Soliciting Material pursuant to §240.14a-12

Sprouts Farmers Market, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☑	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

See the reverse side of this notice to obtain

proxy materials and voting instructions.

*** Exercise Your Right to Vote Important Notice Regarding the Availability of Proxy Materials for the

Shareholder Meeting to Be Held on <mtgdate>.

You are receiving this communication because you hold

shares in the above named company.

This is not a ballot. You cannot use this notice to vote

these shares. This communication presents only an

overview of the more complete proxy materials that are

available to you on the Internet. You may view the proxy

materials online at www.proxyvote.com or easily request a

paper copy (see reverse side).

We encourage you to access and review all of the important

information contained in the proxy materials before voting.

Meeting Information

Meeting Type:

For holders as of:

Date: Time:

Location:

0000233849_1 R1.0.0.51160

SPROUTS FARMERS MARKET, INC.

SPROUTS FARMERS MARKET, INC.

5455 East High Street, Suite 111

PHOENIX, AZ 85054

Annual Meeting

March 04, 2015

May 01, 2015

May 01, 2015 8:00 AM PDT

JW Marriott Phoenix

Desert Ridge Resort & Spa

5350 East Marriott Drive

Phoenix, AZ 85054

Please Choose One of the Following Voting Methods

Vote In Person: Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares.

Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow available and follow the instructions.

Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

How To Vote

Before You Vote

How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:

How to View Online:

Have the information that is printed in the box marked by the arrow (located on the following page) and visit: www.proxyvote.com.

How to Request and Receive a PAPER or E-MAIL Copy:

If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:

1) BY INTERNET: www.proxyvote.com

2) BY TELEPHONE: 1-800-579-1639

3) BY E-MAIL*: sendmaterial@proxyvote.com

*	If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow (located on the following page) in the subject line.

0000233849_2 R1.0.0.51160

1. Annual Report 2. Notice & Proxy Statement

Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before April 19, 2015 to facilitate timely delivery.

Voting items

0000233849_3 R1.0.0.51160

The Board of Directors recommends you vote

FOR the following:

1. Election of Directors

Nominees

01 Joseph Fortunato 02 Lawrence P. Molloy

The Board of Directors recommends you vote FOR proposals 2, 3 and 4.

2	To vote on a non-binding advisory resolution to approve the compensation paid to our named executive officers for fiscal 2014 (“say-on-pay”).

3	To approve the material terms of the performance goals under our 2013 Incentive Plan for purposes of Section

162(m) of the Internal Revenue Code.

4	To ratify the appointment of PricewaterhouseCoopers LLP, an independent registered public accounting firm, as our independent auditor for the fiscal year ending January 3, 2016.

NOTE: And to consider such other business as may properly come before the meeting or any adjorment or postponement thereof.

0000233849_4 R1.0.0.51160